EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND
EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND
EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

(each, a “Fund”)

Supplement to Prospectus dated February 1, 2024

Effective December 31, 2024, Jeffrey S. Wilson, CFA is expected to join the portfolio management team of Eaton Vance Atlanta Capital Select Equity Fund and Eaton Vance Atlanta Capital SMID-Cap Fund. Mr. Wilson is a Managing Director of Morgan Stanley Investment Management and of Atlanta Capital Management Company, LLC (“Atlanta Capital”). Prior to joining Atlanta Capital, he was a Senior Analyst and Portfolio Manager at Blue Grotto Capital, LLC from March 2021 to May 2024, and a Portfolio Manager at GMT Capital Corporation from September 2016 to March 2021.

May 16, 2024	43683 5.16.24